©2021 3D Systems, Inc. | All Rights Reserved. Second Quarter 2021 Financial Results August 10, 2021 EXHIBIT 99.2

©2021 3D Systems, Inc. | All Rights Reserved.2 Welcome and Participants Dr. Jeffrey Graves President and Chief Executive Officer Jagtar Narula Executive VP and Chief Financial Officer Andrew Johnson Executive VP and Chief Legal Officer John Nypaver, Jr. VP, Treasurer and Investor Relations To participate via phone, please dial: 1-201-689-8345

©2021 3D Systems, Inc. | All Rights Reserved. Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements, including the ability to consummate the divestiture of non-core assets as expected. In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward- looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as the date of the statement. 3D Systems undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law Further, we encourage you to review “Risk Factors” in Part 1 of our Annual Report on Form 10-K and Part II of our Quarterly Reports on Form 10-Q filed with the SEC as well as other information about us in our filings with the SEC. These are available at www.SEC.gov. 3 Forward Looking Statements

©2021 3D Systems, Inc. | All Rights Reserved. Dr. Jeffrey Graves President & Chief Executive Officer 4

©2021 3D Systems, Inc. | All Rights Reserved.5 Transformation is Yielding Results Strategic Purpose Strategic Purpose Reorganize Restructure Divest/Invest We are the leaders in enabling additive manufacturing solutions for applications in growing markets that demand high reliability products. • Returned to growth and profitability in Q4 • Q2 results beat last year, Q1 this year, and Q2 2019, all by double-digits (excluding divested businesses) • Third consecutive quarter of positive cash from operations

©2021 3D Systems, Inc. | All Rights Reserved.6 Transition to Growth Mode Strategic Purpose Reorganize Restructure Divest/Invest • Divesting On-Demand and Simbionix for expected proceeds of $387 million • Post-close, will have approximately $500 million in cash, no debt, and continued positive operating cash flow and profitability • Now focused on INVEST phase GROWTH

©2021 3D Systems, Inc. | All Rights Reserved. Hired Dr. David Leigh to new executive leadership role, Chief Technology Officer for Additive Manufacturing Expanding Colorado facility to address rising demand for new healthcare and industrial applications Expanding South Carolina facility including Customer Innovation Center, Advanced Manufacturing, and New Materials Development Laboratories 7 Invest to Drive Organic Growth People and Infrastructure

©2021 3D Systems, Inc. | All Rights Reserved.8 Invest to Drive Organic Growth Materials Accura® AMX™ Rigid Black is 3D Systems’ latest customer- centric innovation – inspired in part by the advanced production application requirements of TOYOTA Gazoo Racing (TGR) • TGR achieved 90% time savings and 60% cost savings in comparison to the previous handwork process for a batch of 40 parts • Material tested for up to eight years of indoor and one and a half years of outdoor mechanical performance enabling significantly improved part performance and stability • Surface quality rivals that of injection-molded parts and exhibits similar stress/strain toughness performance of standard thermoplastics • In addition to automotive and motorsports applications, engineered to enable long-term use production parts for: • Consumer goods • Service bureaus • Specialty contract manufacturing

©2021 3D Systems, Inc. | All Rights Reserved.9 Expand Investment in Regenerative Medicine Entered into co-development agreement with CollPlant to deliver bioprinted solutions for improved breast reconstruction treatments • 3D Systems and CollPlant – with combined expertise in 3D printing, healthcare, bioprinting and bioinks – will develop 3D bioprinted soft tissue matrices using rhCollagen • High resolution 3D bioprinted soft tissue matrix mimics patient’s anatomy, enables in-growth to facilitate healing and enhanced outcomes • Unlimited supply of plant-based recombinant human collagen (rhCollagen) does not require animal or human sources to produce Chuck Hull - Co-founder, Chief Technology Officer for Regenerative Medicine

©2021 3D Systems, Inc. | All Rights Reserved. Jagtar Narula Executive VP & Chief Financial Officer 10

©2021 3D Systems, Inc. | All Rights Reserved.11 Q2 Summary * See Appendix for reconciliation of GAAP and non-GAAP operating loss, net loss and net loss per share. HIGHLIGHTS Q2 Revenue increased 11.4% excluding divested business vs. Q2:19 Third consecutive quarter of YoY revenue growth and profitability (on a non- GAAP basis) Revenue increased 11.3% from Q1:21 QUARTER-ENDED JUNE 30, (IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 2021 2020 2019 REVENUE $162.6 $112.8 $158.6 OPERATING LOSS ($10.1) ($33.9) ($19.2) NET INCOME (LOSS) ($9.6) ($38.0) ($23.9) INCOME (LOSS) PER SHARE - DILUTED ($0.08) ($0.33) ($0.21) NON-GAAP OPERATING INCOME (LOSS) $13.8 ($10.8) $2.5 NON-GAAP NET INCOME (LOSS) $14.2 ($15.1) ($0.6) NON-GAAP INCOME (LOSS) PER SHARE - DILUTED $0.12 ($0.13) $0.00 ADJUSTED EBITDA $20.1 ($3.6) $10.1

©2021 3D Systems, Inc. | All Rights Reserved.12 Revenue by Market $ in millions $73.6 $79.7 Q1 2021 Q2 2021 Industrial Revenue Q2 QoQ +8.3% $72.5 $82.8 Q1 2021 Q2 2021 Healthcare Revenue Q2 QoQ +14.2%

©2021 3D Systems, Inc. | All Rights Reserved.13 Gross Profit Margin • Quarter-over-Quarter margin declined slightly due to non-recurring write-offs of equipment and inventory • Expect full-year non-GAAP GPM in range of 40% to 44% See appendix for a reconciliation of non-GAAP gross profit. 41% 43% 43% 44% 42% 30% 35% 40% 45% 50% Q2:20 Q3:20 Q4:20 Q1:21 Q2:21 Non-GAAP GPM 31% 43% 42% 44% 42% 30% 35% 40% 45% 50% Q2:20 Q3:20 Q4:20 Q1:21 Q2:21 GAAP GPM

©2021 3D Systems, Inc. | All Rights Reserved.14 Operating Expenses $69.0 $126.2 $71.7 $66.2 $79.1 $0 $20 $40 $60 $80 $100 $120 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $ in m ill io n s GAAP R&D SG&A Goodwill Impairment $57.1 $58.8 $58.0 $51.2 $55.2 $0 $20 $40 $60 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $ in m ill io n s Non-GAAP R&D SG&A Non-GAAP operating expenses decreased 3.3% compared to the prior year and increased 7.7% compared to first quarter 2021 as we invested in our operational infrastructure which will allow our people and systems to better absorb strategic growth opportunities See appendix for a reconciliation of non-GAAP operating expenses.

©2021 3D Systems, Inc. | All Rights Reserved.15 -3.2% 5.3% 13.3% 13.6% 12.4% -5.0% 0.0% 5.0% 10.0% 15.0% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Adjusted EBITDA Margin Defined as non-GAAP Operating Income plus Depreciation See appendix for a reconciliation of Non-GAAP Operating Income and Adjusted EBITDA.

©2021 3D Systems, Inc. | All Rights Reserved.16 Strong Balance Sheet and Cash Generation • Generated $13.5 million of cash from operations • $131.8 million of cash and cash equivalents • Full availability on $100 million credit facility • Upon completion of our announced divestitures, we expect to have approximately $500 million dollars of cash

©2021 3D Systems, Inc. | All Rights Reserved.17 Positioned for Growth • Divestitures expected to close in Q3 • Divested business generated ~$25 million of revenue per quarter, and had non-GAAP contribution margin of $5 to $6 million per quarter • Post-divestiture, we will be the leading vendor with a singular focus on additive manufacturing • Significant scale: Annual revenues of approximately $500 million • Strong balance sheet: Approximately $500 million of cash and no debt • Growing and generating operating cash

©2021 3D Systems, Inc. | All Rights Reserved. INVESTOR DAY UPDATE

©2021 3D Systems, Inc. | All Rights Reserved. Dr. Jeffrey Graves President & Chief Executive Officer 19

©2021 3D Systems, Inc. | All Rights Reserved.20 Summary • Completed our plan to exit non-core businesses, leaving us in a strong position, with a cash balance of approximately $500 million dollars and no debt • Focusing on growth, supported by our strong balance sheet, profitably, and cash generation • Growth will come organically and via continued strategic investments

©2021 3D Systems, Inc. | All Rights Reserved.21 Q&A Session 1-201-689-8345

©2021 3D Systems, Inc. | All Rights Reserved.22 Thank You Find out more at: www.3dsystems.com

©2021 3D Systems, Inc. | All Rights Reserved. Appendix

©2021 3D Systems, Inc. | All Rights Reserved.24 Presentation of Information 3D Systems reports is financial results in accordance with GAAP. To facilitate a better understanding of the impact that strategic acquisitions, non-recurring charges and certain non-cash expenses had on its financial results, management reviews certain non-GAAP measures, including non-GAAP revenue, non-GAAP Cost of Sales, non- GAAP Operating Income, non-GAAP Net Income (Loss), non-GAAP Basic and Diluted Income (Loss) per Share, non- GAAP Gross Profit, non-GAAP Gross Profit Margin, non-GAAP SG&A Expenses, non-GAAP R&D, non-GAAP Other Income and Expense and non-GAAP Operating Expenses, each of which exclude the impact of amortization of intangibles, acquisition and severance expenses, stock-based compensation expense, litigation settlements and charges related to strategic decisions and portfolio realignment, and Adjusted EBITDA, defined as non-GAAP Operating Income plus depreciation, and Adjusted EBITDA Margins to better evaluate period-over-period performance. A reconciliation of GAAP to non-GAAP results is provided in the accompanying schedule. 3D Systems does not provide forward-looking guidance on a GAAP basis. The company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most directly comparable forward- looking GAAP measures without unreasonable effort because 3D Systems cannot reliably forecast legal, acquisition and divestiture expenses, restructuring expenses, product end of life adjustments and goodwill impairment, which are difficult to predict and estimate. These items are inherently uncertain and depend on various factors, many of which are beyond the company’s control, and as such, any associated estimate and its impact on GAAP performance could vary materially.

©2021 3D Systems, Inc. | All Rights Reserved. Non-GAAP Reconciliation - Operating Income (Loss) (Unaudited) Second Quarter and Six-Month Non-GAAP Operating Income (Loss) 25 (1) For the quarter ended June 30, 2021, the adjustment included $0.2 in COGS and $21.8 in SG&A. For the quarter ended June 30, 2020, the adjustment included $0.1 in COGS and $11.3 in SG&A. For the six months ended June 30, 2021, the adjustment included $0.3 in COGS and $35.1 in SG&A. For the six months ended June 30, 2020, the adjustment included $0.2 in COGS and $21.9 in SG&A. (2) For the quarter ended June 30, 2021, the adjustment included $1.7 in SG&A. For the quarter ended June 30, 2020, the adjustment included $0.1 in COGS and $0.1 in SG&A. For the six months ended June 30, 2021, the adjustment included $2.2 in SG&A. For the six months ended June 30, 2020, the adjustment included $0.2 in COGS and $0.3 in SG&A. (3) For the quarter ended June 30, 2021, the adjustment included $0.4 in SG&A. For the quarter ended June 30, 2020, the adjustment included $0.5 in SG&A. For the six months ended June 30, 2021, the adjustment included $1.6 in SG&A. For the six months ended June 30, 2020, the adjustment included $0.7 in COGS, $2.0 in SG&A, $0.1 in R&D. (4) For the quarter ended June 30, 2021, the adjustment included $0.3 in COGS. For the quarter ended June 30, 2020, the adjustment included $10.9 in COGS. For the six months ended June 30, 2021, the adjustment included $0.4 in COGS. For the quarter and six months ended June 30, 2020, the adjustment included $10.9 in COGS. * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. Quarter Ended June 30, Six Months Ended June 30, (in millions, except per share amounts) 2021 2020 2021 2020 GAAP Operating income (loss) $ (10.1) $ (33.9) $ (12.0) $ (52.1) Adjustments: Amortization, stock-based compensation & other (1) 22.0 11.4 35.4 22.1 Legal, acquisition and divestiture related (2) 1.7 0.2 2.2 0.5 Cost optimization plan, including severance costs (3) 0.4 0.5 1.6 2.8 Product end of life adjustment (4) (0.3) 10.9 (0.4) 10.9 Non-GAAP Operating income (loss) $ 13.8 $ (10.8) $ 26.8 $ (15.9)

©2021 3D Systems, Inc. | All Rights Reserved. Non-GAAP Reconciliation - Net Income (Loss) (Unaudited) Second Quarter and Six-Month Non-GAAP Net Income (Loss) 26 (1) In addition to the adjustments for operating income (loss), the net loss adjustments also included $(39.4) in other income (expense) for the six months ended June 30, 2021 and $0.1 in other income (expense) for the six months ended June 30, 2020. (2) For the six months ended June 30, 2020 the net loss adjustment included $1.1 in interest and other income (expense), net. * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. Quarter Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 GAAP Net income (loss) $ (9.6) $ (38.0) $ 35.6 $ (56.9) Adjustments: Amortization, stock-based compensation & other 22.0 11.4 35.4 22.1 Legal, acquisition and divestiture related (1) 1.7 — (37.1) 0.4 Cost optimization plan, including severance costs 0.4 0.5 1.6 2.8 Impairment of cost-method investments (2) — — — 1.1 Product end of life adjustment (0.3) 10.9 (0.4) 10.9 Non-GAAP Net income (loss) $ 14.2 $ (15.1) $ 35.1 $ (19.6)

©2021 3D Systems, Inc. | All Rights Reserved. Non-GAAP Reconciliation – EPS (Unaudited) Second Quarter and Six-Month Net Income (Loss) per Share 27 * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. Quarter Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 GAAP Net income (loss) per share - basic $ (0.08) $ (0.33) $ 0.29 $ (0.49) GAAP Net income (loss) per share - diluted (0.08) (0.33) 0.28 (0.49) Adjustments: Amortization, stock-based compensation & other 0.18 0.10 0.29 0.19 Legal, acquisition and divestiture related 0.01 — (0.30) — Cost optimization plan, including severance costs — — 0.01 0.02 Impairment of cost-method investments — — — 0.01 Product end of life adjustment — 0.09 — 0.09 Non-GAAP Net income (loss) per share - basic $ 0.12 $ (0.13) $ 0.29 $ (0.17) Non-GAAP Net income (loss) per share - diluted $ 0.12 $ (0.13) $ 0.28 $ (0.17)

©2021 3D Systems, Inc. | All Rights Reserved. Non-GAAP Reconciliation - GP and GPM (Unaudited) Quarterly 2020 and 2021 Non-GAAP Gross Profit & Margin * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. 28 2021 2020 Quarter Ended Quarter Ended (in millions) March 31 June 30 March 31 June 30 GAAP Gross Profit $ 64.2 $ 69.0 $ 57.1 $ 35.2 GAAP Gross Profit Margin 44.0% 42.4% 42.1% 31.2 % Adjustments: Amortization, stock-based compensation & other 0.1 0.2 0.1 0.1 Legal and acquisition-related — — 0.1 0.1 Cost optimization plan — — 0.7 — Product end of life adjustment — (0.3) — 10.9 Non-GAAP Gross Profit $ 64.3 $ 69.0 $ 58.0 $ 46.3 Non-GAAP Gross Profit Margin 44.0% 42.4% 42.7% 41.0%

©2021 3D Systems, Inc. | All Rights Reserved. Non-GAAP Reconciliation - Operating Expense (Unaudited) Quarterly 2020 and 2021 Non-GAAP Operating Expenses * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. 29 2021 2020 Quarter Ended Quarter Ended (in millions) March 31 June 30 March 31 June 30 GAAP SG&A Expenses $ 49.6 $ 61.5 $ 56.1 $ 52.0 GAAP R&D Expenses 16.6 17.6 19.2 17.0 GAAP Operating Expenses 66.2 79.1 75.4 69.0 Adjustments to R&D Expenses: Cost optimization plan — — .01 — Non-GAAP R&D Expenses 16.6 17.6 19.1 17.0 Adjustments to SG&A Expenses: Amortization, stock-based compensation & other 13.3 21.8 10.6 11.3 Legal and acquisition-related 0.5 1.7 0.2 0.1 Cost optimization plan 1.2 1.2 1.5 0.5 Total Adjustments to SG&A Expenses 14.9 23.9 12.2 12.0 Non-GAAP SG&A Expenses 34.6 37.6 43.9 40.1 Non-GAAP Operating Expenses $ 51.2 $ 55.2 $ 63.0 $ 57.1

©2021 3D Systems, Inc. | All Rights Reserved. 30 2019 Quarter Ended March 31 June 30 September 30 December 31 Revenue: Healthcare $ 56.7 $ 63.2 $ 61.4 $ 63.3 Industrial 96.6 95.4 94.9 104.9 Total Revenue 153.3 158.6 156.2 168.2 Revenue from Divestitures: Healthcare 0.2 0.2 0.3 0.3 Industrial 11.5 12.4 12.0 12.7 Total Revenue from Divest. 11.6 11.7 12.2 12.9 Revenue(excl. divest.): Healthcare 56.5 62.9 61.1 63.0 Industrial 85.1 83.0 82.9 92.3 Total Revenue(excl. divest.) 141.6 146.0 144.0 155.3 * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. 2020 Quarter Ended March 31 June 30 September 30 December 31 $ 52.3 $ 49.1 $ 59.5 $ 85.5 83.3 63.6 76.7 87.1 135.6 112.8 136.2 172.7 0.1 0.3 0.4 0.3 10.2 10.3 11.0 11.6 10.3 10.6 11.4 11.9 52.2 48.8 59.1 85.2 73.1 53.3 65.7 75.5 125.3 102.1 124.9 160.7 Revenue Adjusted for Divestitures (Unaudited) Quarterly 2019 and 2020